UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2012

The NASDAQ OMX Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York		10006
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 24, 2012, The NASDAQ OMX Group, Inc. (“NASDAQ OMX”) issued a press release providing financial results for the third quarter of 2012. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 24, 2012, NASDAQ OMX posted slides to be used in its earnings presentation for the third quarter of 2012 on its website at http://ir.nasdaqomx.com/.

Item 8.01 Other Events.

On October 24, 2012, NASDAQ OMX issued a press release announcing the declaration of a quarterly cash dividend. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release dated October 24, 2012 relating to financial results for the third quarter of 2012.

99.2	Press release dated October 24, 2012 relating to the declaration of a quarterly cash dividend.

The information set forth under “Item 2.02 Results of Operations and Financial Condition” and “Item 7.01 Regulation FD Disclosure” is intended to be furnished pursuant to Item 2.02 and Item 7.01, respectively. Such information, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any of NASDAQ OMX’s filings under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2012	The NASDAQ OMX Group, Inc.

	By:	/S/ EDWARD S. KNIGHT
Edward S. Knight

Executive Vice President and General Counsel